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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          ---------------------------

        Date of Report (Date of earliest event reported): May 29, 2001

                            PATIENT INFOSYSTEMS, INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


           Deleware                    000-22319                16-1476509
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification Number)

                           ---------------------------
                                  46 Prince St.
                               Rochester, New York
                                      14607
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               (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (716) 242-7200

                                       N/A

         (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

     On June 7, 2001, Patient Infosystems, Inc. (the "Company") issued a press release concerning the execution of a definitive agreement to acquire substantially all the assets of Health Data Solutions of Brownsburg, Indiana and its affiliate American Care Source of Dallas, Texas.

     Attached  hereto,  and  incorporated  herein by reference  in entirety,  as
Exhibit 99.1 is a copy of the press release.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

99.1 Patient Infosystems, Inc. announces execution of asset purchase agreement with Health Data Solutions and American Care Source


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PATIENT INFOSYSTEMS, INC.


Date: June 11, 2001                    By:  /s/  Kent A. Tapper
                                          ------------------------------
                                          Name:  Kent A. Tapper
                                          Title: Principal Accounting Officer

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                                  EXHIBIT INDEX


Exhibit No.              Description of the Exhibit
-----------              --------------------------

   99.1 Patient Infosystems, Inc. announces execution of asset purchase agreement with Health Data Solutions and American Care Source